REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of December      , 2011 by and among Enova Systems, Inc., a California corporation (the “Company”), and the Purchasers set forth on the signature pages affixed hereto (each a “Purchaser” and collectively the “Purchasers”). This Agreement is being executed and delivered in connection with the transactions contemplated by that certain Warrant and Common Stock Purchase Agreement among the Company and the Purchasers (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Purchasers” means each Purchaser or each Purchaser’s permitted transferee pursuant to Section 7(c) who becomes a subsequent holder of all of Purchaser’s Registrable Securities.

“Common Stock” means the Company’s common stock, no par value (together with any securities into which such shares may be reclassified, whether by merger, charter amendment or otherwise.

“Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (i) the Shares and Warrant Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise, other than any Cut Back Shares (as defined in Section 2(d) below) ; provided, that, a security shall cease to be a Registrable Security with respect to any Purchaser upon (A) a sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale without restriction by such Purchaser pursuant to Rule 144, or (C) following the one year anniversary date of the Closing Date (the “Anniversary Date”), at such time that an Early Termination Event under Section 11 of the Warrant has occurred, whether prior to, on, or after such Anniversary Date, or (D) upon consummation of a Reorganization (as defined in Section 7(d) below .

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statement. Subject to subsection 2(d) below regarding “Cut Back Shares” (as defined below), no later than thirty (30) days after the Closing Date, the Company shall use its commercially reasonable efforts to prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 so long as Rule 415 is available for offers and sales of the Registrable Securities (the “Registration”). Subject to any SEC comments and subject to any change in applicable law, rule, regulation or legal or regulatory interpretation occurring prior to the time of filing, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A.

(b) Expenses. The Company will pay all expenses associated with the Registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c) Effectiveness.

(i) The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective as soon as practicable. The Company shall notify the Purchasers as promptly as practicable (which may be accomplished by email) after any Registration Statement is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) For not more than sixty (60) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”).

(d) Rule 415; Cutback Notwithstanding anything else to the contrary set forth in this Agreement or the Purchase Agreement, if at any time the SEC takes the position or the Company reasonably believes on the advice of counsel that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Purchaser to be named as an “underwriter”, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”). Any cut-back imposed on the Purchasers pursuant to this Section 2(d) shall be allocated among the Purchasers on a pro rata basis, unless the SEC Restrictions otherwise require a different allocation (and with respect to any Purchaser the removal of such additional Registrable Securities as may be required to avoid “underwriter” status of such Purchaser in the Company’s opinion upon the advice of counsel unless such Purchaser consents to being named an “underwriter” in the Registration), or the Company and the Majority Purchasers mutually otherwise agree.

3. Company Obligations. Subject to the provisions of Sections 2(c)(ii) and 2(d) above, the Company will use commercially reasonable efforts during the Effectiveness Period (as defined below) to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as commercially reasonable during the Effectiveness Period:

(a) use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without restriction pursuant to Rule 144 (or any successor or additional rule), (iii) following the one year anniversary date of the Closing Date (the “Anniversary Date”), at such time that an Early Termination Event under Section 11 of the Warrant has occurred, whether prior to, on, or after such Anniversary Date and (iv) consummation of a Reorganization (collectively, the “Effectiveness Period”) and advise the Purchasers in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) use commercially reasonable efforts to register or qualify in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Majority Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(c), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(c), or (iii) file a general consent to service of process in any such jurisdiction;

(d) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each U.S. securities exchange, interdealer quotation system or other market in the U.S. on which similar securities issued by the Company are then listed;

(e) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and

(f) unless waived in writing by the Majority Purchasers, with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule), the Company covenants and agrees that until the earlier to occur of (x) the Shares and Warrant Shares are no longer Registrable Securities or (y) until the Effectiveness Period has terminated to: (i) make and keep public information available, as those terms are understood and defined in Rule 144 while the Company is subject to the reporting requirements of the 1934 Act or 1933 Act, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; and (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act so long as the Company is required under SEC rules and regulations to file reports under the 1934 Act..

4. Obligations of the Purchasers.

(a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement. An Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of the Registrable Securities included in the Registration Statement.

(b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(e) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

5. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Purchaser and its Affiliates and their respective officers, directors, trustees, managers, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the 1933 Act, and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, against any and all losses, claims, damages, costs, or liabilities, joint or several (including, without limitation, reasonable costs of preparation and investigation and reasonable, documented attorney’s fees), to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Purchaser’s behalf and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information regarding such Purchaser furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Purchaser be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any claim relating to this Section 6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party (which shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement hereunder may be amended, waived or terminated (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and the Majority Purchasers. Any such amendment, waiver or termination effected in accordance with this Section 7(a) shall be binding upon the Company, each Purchaser and each transferee of any of the Securities. Each Purchaser acknowledges that by the operation of this Section 7(a), the Majority Purchasers will have the right and power to diminish or eliminate certain rights of the Purchaser under this Agreement. The foregoing shall not limit or otherwise affect a Purchaser’s right to waive any of such Purchaser’s rights hereunder with respect to itself without obtaining the consent of any other Purchaser.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 8.5 of the Purchase Agreement.

(c) Assignment and Transfer by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of each Purchaser and their respective successor and assign in accordance with this Section 7(c). A Purchaser may transfer or assign, in whole but not in part, to one Person, its rights hereunder in connection with the transfer of all of Purchaser’s Registrable Securities by such Purchaser to such Person, provided that such Purchaser complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and further provided that such assignee Person becomes a party to this Agreement in writing as reasonably requested in form and substance by the Company at the time of such assignment or transfer.

(d) Assignments and Transfers by the Company. Except in connection with a Reorganization (as defined below), this Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Majority Purchasers existing at the time of such assignment. This Agreement to the extent surviving after a Reorganization may be assigned by the Company in connection with a reorganization of the Company whereby the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Company’s equity securities are converted into or exchanged for the equity securities or cash or debt, or any combination thereof, of another Person or the Company sells substantially all of its assets to another Person for cash, debt or equity, or any combination thereof (each, a “Reorganization”).

(e) Benefits of the Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns pursuant to Section 7(d) any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	ENOVA SYSTEMS, INC.
By: Name: John Micek III Title: Chief Financial Officer
AGREED AND ACCEPTED:
PURCHASER:

[Signature]

[Print Name]

[Title (if not an individual)]

Exhibit A

Plan of Distribution
THE FOLLOWING IS QUALIFIED IN ITS ENTIRETY BY THE TERMS AND CONDITIONS SET FORTH IN THE
REGISTRATION RIGHTS AGREEMENT TO WHICH THIS PLAN OF DISTRIBUTION IS ATTACHED. TO THE EXTENT THERE
IS ANY CONFLICT BETWEEN THIS PLAN OF DISTRIBUTION AND THE REGISTRATION RIGHTS AGREEMENT, THE
REGISTRATION RIGHTS AGREEMENT (EXCLUDING FOR THESE PURPOSES REFERENCE TO THE PLAN OF DISTRIBUTION
IN SECTION 2(a) OF THE REGISTRATION RIGHTS AGREEMENT) SHALL CONTROL.

The selling shareholders may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of shares or interests therein:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

• through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

• broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share; and

• a combination of any such methods of sale.

The aggregate proceeds to the selling shareholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.